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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): April 5, 2002

                           OMEGA FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)

          Pennsylvania                  0-13599                25-1420888
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employee
         incorporation)                                   Identification Number)

                                366 Walker Drive
                             State College, PA 16801
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          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (814) 231-7680
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Forward-Looking Statements

      Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" in our reports filed with the Securities and Exchange Commission, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 4. Changes in Registrant's Certifying Accountants

      Arthur Andersen LLP, the independent public accountants who had been engaged by the Company as the principal accountants to audit the Company's consolidated financial statements, was dismissed effective April 5, 2002. The decision to change accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

      The reports of Arthur Andersen LLP on the financial statements of the Company during the two-year period ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two-year period ended December 31, 2001 and the subsequent interim period preceding the dismissal of Arthur Andersen LLP, the Company did not have any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen LLP would have caused it to make reference to the subject matter of the disagreement in connection with its reports. The Company has requested Arthur Andersen LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 10, 2002 is filed as an Exhibit to this Form 8-K.

      On April 5, 2002, the Company engaged Ernst & Young LLP as the Company's new principal accountants to audit the Company's consolidated financial statements. Accordingly, Ernst & Young LLP will act as the Company's independent public accountants for the year ending December 31, 2002.
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Item 7.  Financial Statements and Exhibits.

      (a)   Financial statements of businesses acquired.

            None.

      (b)   Pro-forma financial information.

            None.

      (c)   Exhibits.

            The following exhibit is filed herewith:

Exhibit
Number      Description
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16          Letter regarding change in certifying accountant.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 11, 2002                   OMEGA FINANCIAL CORPORATION


                                        By: /s/ Daniel L. Warfel
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                                           Daniel L. Warfel
                                           Executive Vice President and
                                           Chief Financial Officer